UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488 Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 2, 2011, Navistar Financial Corporation, a Delaware corporation (“NFC”), entered into the Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”), a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein, by and among NFC and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. The Second Amended and Restated Credit Agreement has two primary components: a term loan of $340.0 million and a revolving bank loan of $500.0 million. The revolving bank loan has a Mexican sub-revolver providing for up to $200.0 million which may be used by a Mexican finance subsidiary of Navistar International Corporation, a Delaware corporation (“NIC”). The obligations under the Second Amended and Restated Credit Agreement are secured by substantially all assets of NFC. The Maturity Date of the loans is December 2, 2016. The Second Amended and Restated Credit Agreement supersedes and replaces in its entirety that certain Amended and Restated Credit Agreement (“2009 Credit Agreement”), dated as December 16, 2009, by and among NFC and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

On December 2, 2011, NIC entered into the Third Amended and Restated Parent Guarantee (the “Parent Guarantee”), a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein, in favor of the Administrative Agent for the lenders party to the Second Amended and Restated Credit Agreement. Pursuant to the Parent Guarantee, NIC guarantees the obligations of its Mexican finance subsidiary under the Second Amended and Restated Credit Agreement. The Parent Guarantee supersedes and replaces in its entirety that certain Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by NIC in favor of the administrative agent for the lenders party to the 2009 Credit Agreement.

On December 2, 2011, NIC entered into the Third Amended and Restated Parents’ Side Agreement (“Parents’ Side Agreement”), a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated by reference herein, by and between NIC and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. The Parents’ Side Agreement requires that NIC and Navistar, Inc. collectively continue to own 100% of the voting stock of NFC and that Navistar, Inc. not permit NFC to have a fixed charge coverage ratio of less than 1.25 to 1.00. The Parents’ Side Agreement supersedes and replaces in its entirety that certain Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by NIC and Navistar, Inc. for the benefit of the lenders party to the 2009 Credit Agreement.

On December 2, 2011, NFC entered into the Second Amendment (“Security Agreement Amendment”), a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated by reference herein, to the Amended and Restated Security, Pledge and Trust Agreement (as previously amended by the First Amendment dated December 16, 2009, the “Security Agreement”), dated as of July 1, 2005, between NFC and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement (the “Trustee”). The Security Agreement Amendment modifies the terms of the Security Agreement to reflect the Second Amended and Restated Credit Agreement.

On December 2, 2011, NFC entered into the Amended and Restated Intercreditor Agreement (the “Amended and Restated Intercreditor Agreement”), a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference herein, by and among NFC, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. The Amended and Restated Intercreditor Agreement supersedes and replaces in its entirety that certain Intercreditor Agreement, dated as of December 16, 2009, by and among NFC, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the 2009 Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the 2009 Credit Agreement.

A press release announcing that NFC has refinanced its bank credit facility is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent.

10.2	Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement.

10.3	Third Amended and Restated Parents’ Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement.

10.4	Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement.

10.5	Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement.

99.1	Press Release, dated December 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Andrew J. Cederoth
Name: Title:	Andrew J. Cederoth Executive Vice President and Chief Financial Officer

Dated: December 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent.

10.2	Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement.

10.3	Third Amended and Restated Parents’ Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement.

10.4	Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement.

10.5	Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement.

99.1	Press Release, dated December 7, 2011.